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                                                           Exhibit  24
            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
            -----------------------------------------

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 11-K, into the Company's previously filed Registration Statements on Form S-8: Local 6-18 Plan No. 2-93964; Local 1 Plan No. 2-93963; Non-Union Plan No. 2-72454; and ESOP No. 33-43645.









                                            ARTHUR ANDERSEN & CO.




     Milwaukee, Wisconsin
     December 28, 1993